INVESTOR PRESENTATION

OCTOBER 2021

# greenlane

# DISCLAIMER

**CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS**

This presentation contains, and oral statements made by representatives of Greenlane Holdings, Inc. (the "Company") in connection with this presentation may contain, forward-looking statements that are based on current expectations, forecasts and projections, including (but not limited to): capital market conditions, the current and future performance of the Company's business; the Company's long-term financial targets; growth in demand for the Company's products; growth in the market for cannabis, nicotine and hemp-derived CBD accessories; the Company's marketing and commercialization efforts; and the Company's financial outlook and expectations. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management's good faith belief with respect to future events, and is subject to risks and uncertainties, some or all of which are not predictable or within the control of the Company, that could cause actual performance or results to differ materially from those expressed in the forward-looking statements.

Forward-looking statements speak only as of the date the statements are made. The Company assumes no obligation to update forward-looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Company does update one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect thereto or with respect to other forward-looking statements. Factors that could cause results to differ include those set forth in the sections captioned and "Cautionary Note Regarding Forward-Looking Statements" in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (the "Form 10-Q") and "Risk Factors" in Exhibit 99.1 to the Form 10-Q.

This presentation information includes non-GAAP financial measures such as Adjusted EBITDA and Adjusted EBITDA Margin. Non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such non-GAAP financial measures. Accordingly, the Company's non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them together with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for the Company's results as reported under GAAP. A reconciliation of non-GAAP measures to the most directly comparable financial measure prepared in accordance with GAAP is included in the section captioned "Management's Discussion and Analysis of Financial Condition and Results of Operations –Non-GAAP Financial Measure –Adjusted EBITDA" in the Form 10-Q.

# WHO WE ARE

THE LEADING GLOBAL PLATFORM FOR THE DEVELOPMENT & DISTRIBUTION OF PREMIUM CANNABIS ACCESSORIES & LIFESTYLE PRODUCTS

**16+**
YEARS OF CANNABIS OPERATING EXPERIENCE

**8**
OWNED, AWARD-WINNING, DIRECT-TO-CONSUMER BRANDS

**8,000+**
RETAIL DOORS GLOBALLY, INCLUDING MAJOR U.S. MSO & SMOKE SHOPS

**200+**
ARTICLES OF INTELLECTUAL PROPERTY WITH A STRONG INNOVATION PIPELINE

**50+**
STRONG B2B PARTNERSHIPS WITH VARIOUS ICONIC BRANDS

**4**
CONTINENTS SERVED, WITH BILLIONS OF UNITS SOLD ACROSS THE GLOBAL INDUSTRY

# OUR MISSION & VISION

## OUR MISSION

WE EXIST TO ELEVATE ALL ELEMENTS OF THE CONSUMPTION EXPERIENCE

## OUR VISION

A WORLD WHERE HUMANITY IS FREE TO ENJOY MOTHER NATURE'S MAGIC

# A GLOBAL PURVEYOR OF BEST-IN-CLASS PRODUCTS

GREENLANE OFFERS A COMPREHENSIVE ASSORTMENT OF PRODUCTS OFFERING BROAD DISTRIBUTION FOR BRANDS & ACTING AS A ONE STOP SHOP FOR BOTH B2B & B2C:



PARTS & ACCESSORIES



CUSTOMIZED PACKAGING


CCELL

VAPORIZERS & COMPONENTS



PAPERS & WRAPS



ENERGY & NATURAL PRODUCTS



HEMP CBD



TOOLS & APPLIANCES



GRINDERS & STORAGE



FUNCTIONAL GLASS

# GREENLANE BRANDS

OUR PORTFOLIO OF OWNED BRANDS REPRESENT HIGHER GROWTH REVENUE STREAMS WITH HIGHER GROSS MARGINS, TYPICALLY IN THE RANGE OF 35% TO 60%


HS
HIGHER STANDARDS
VIBES
eyce
K.Haring
1M+
SOCIAL MEDIA FOLLOWERS*
pollen gear
MARLEY NATURAL
AEROSPACED
GROOVE

*MARLEY NATURAL SOCIAL MEDIA CHANNELS ENCOMPASS BOTH BRANCHES OF THE BRAND

# PARTNERSHIPS WITH AWARD-WINNING BRANDS

A PIONEER IN THE CANNABIS SPACE, GREENLANE IS THE PARTNER OF CHOICE FOR MANY OF THE INDUSTRY'S LEADING BRANDS


PAX
STORZ & BICKEL
GRENCO SCIENCE
SANTA CRUZ SHREDDER
3M+
TOTAL FOLLOWERS COMBINED TOP 20 BRAND PARTNERSHIPS
DAVINCI
MAGICAL
Cookies
CCELL

# TRUSTED ALLY TO SOME OF THE LARGEST U.S. MSOs

In 20201, Greenlane has serviced **22 of the top 25** cannabis operators reporting in U.S. Dollars listed on The New Cannabis Ventures Public Cannabis Company Revenue Tracker[1]

Greenlane has strategically positioned itself as a **one-stop shop for the largest MSOs in the U.S. cannabis market** for their premium consumption accessories and lifestyle product needs, including customized packaging

Major players continue to look for high quality service providers as consolidation increases and new state markets open

Opportunity to sell **higher margin Greenlane-owned branded products** to MSOs






CRESCO


QUARTERLY U.S. CANNABIS SALES[2]
($M)
TOP 10 MSOs BY MARKET CAPITALIZATION
71% CAGR
524
609
907
1,076
1,246
1,556
1,751
1,970
2,172
2,342
2,508
2,641
Q1'20A
Q2'20A
Q3'20A
Q4'20A
Q1'21A
Q2'21A
Q3'21E
Q4'21E
Q1'22E
Q2'22E
Q3'22E
Q4'22E

[1]New Cannabis Ventures public cannabis company revenue tracker: https://www.newcannabisventures.com/cannabis-company-revenue-ranking/
[2]Source: FactSet as of September 28, 2021. Based on combined reported quarterly revenue for fiscal year 2020 and fiscal year 2021, and combined analyst estimates for fiscal year 2021 and fiscal year 2022 for the following companies: Curaleaf Holdings, Inc., Green Thumb Industries Inc., Cresco Labs, Inc., Trulieve Cannabis Corp., Verano Holdings, Ayr Wellness Inc., Ascend Wellness Holdings, Columbia Care Inc., Harvest Health & Recreation, Inc., and Jushi Holdings Inc.

# ADDING VALUE THROUGH EVERY STEP OF THE PRODUCT LIFECYCLE

PRODUCT DEVELOPMENT

GO-TO-MARKET STRATEGY

SALES & MARKETING SUPPORT

DIRECT-TO-CONSUMER FULFILLMENT


REINVENTING
IDEATION
BRAND DEVELOPMENT
GO-TO-MARKET

CUSTOMER SERVICE

SUPPLY CHAIN MANAGEMENT

DIRECT ACCESS TO RETAIL OUTLETS

DISTRIBUTION

# STRATEGICALLY POSITIONED THROUGHOUT THE VALUE CHAIN

### PRODUCT PACKAGING, LABELS, & SUPPLIES

- Industry leader in child-resistant stock, or custom child-resistant packaging
- Supporting large & small operators with compliant labels, processing supplies, energy products and equipment financing
- Customization capability based in USA

### VAPORIZATION HARDWARE & TECHNOLOGY

- Distribution partnerships with leading vape brands spanning a variety of leading technologies
- 1 of 4 exclusive U.S. distributors of CCELL®

### CONSUMPTION PRODUCTS

- Grinders, water pipes, rolling papers, & more
- Exclusive distributor of house brand VIBES rolling papers, in partnership with Gilbert "Berner" Milam Jr.
- Exclusive distributor of Higher Standards brand

### RETAIL & GO TO MARKET EXECUTION

- GNLN Studio: including design, marketing, distribution, & strategy development
- Greenlane distribution execution, & full-service warehouse & supply chain capability


BRANDS
DISTRIBUTION
MANUFACTURERS
RETAILERS
CULTIVATION
CONSUMERS

# 100+ CUSTOM PRODUCT & PACKAGING CUSTOMERS


RED


CRESCO


VIOLA


zen








CRESCO




RYTHM
Brownie Scout

# GROWTH STRATEGY

1. GROW SCALE, SCOPE, & EFFICIENCY OF OUR BUSINESS
2. BUILD PROPRIETARY PORTFOLIO OF GREENLANE BRANDS & KEY BRAND PARTNERSHIPS
3. CREATE UNIQUE USER EXPERIENCE & EXPAND DIRECT-TO-CONSUMER REACH
4. IMPROVE & EXPAND INTERNATIONAL OPERATIONS

# GROWTH STRATEGY: 01

EXPAND OUR MARKET SHARE AND PRODUCT OFFERING
THROUGH STRONG CUSTOMERS AND SUPPLIER RELATIONSHIPS
SUPPORTED BY BEST-IN-CLASS OPERATIONS

### FOCUS ON ORGANIC GROWTH

- Optimizing assortment of products to enable cross-selling and meet customer needs
- Upgrading customer service approach to support the broader customer experience
- Increasing penetration rates, in terms of both number of customers and shelf space per customer
- Target high lifetime value consumers

### EXPAND HIGHER MARGIN REVENUE OPPORTUNITIES

- Growing higher margin revenue with focus on Greenlane owned brands
- Reduced proportion of revenues derived from lower-margin nicotine products to below 1%

### REEVALUATE COST STRUCTURE TO DRIVE EFFICIENCIES

- Streamlined and consolidated distribution centers from 7 to 5, enhancing automation & efficiencies
- Performed a strategic review of workforce
- Reduced North American staff by 31%

### EXPAND THE GNLN PLATFORM & STRATEGIC ACQUISITIONS

- Pursuing opportunities for channel expansion and digital solutions
- Evaluating a robust pipeline of M&A opportunities

# TRANSFORMATIVE MERGER

**TRANSFORMATIVE MERGER ESTABLISHES STRONG PLATFORM FOR ORGANIC GROWTH. GREENLANE IS WELL-POSITIONED TO CAPITALIZE ON ATTRACTIVE MARKET OPPORTUNITIES AS THE INDUSTRY CONTINUES TO EVOLVE.**

- Complementary portfolio of brands, products, & services offer significant cross-selling opportunities
- Merger generates improved margins & implements meaningful synergies
- Enhanced portfolio depth & innovation pipeline delivers value to customers & consumers
- Established platform is poised to capitalize on industry tailwinds

greenlane

KUSHCO HOLDINGS

### ENHANCE SCALE

- Products sold in over 8,000 retail doors globally, including U.S. MSO and smoke shop channels
- Access to millions of customers in B2C channel
- More than 200 articles of IP

### WELL-POSITIONED ACROSS THE ENTIRE VALUE CHAIN

- KushCo's deep U.S. MSO and Canadian LP upstream customer relationships coupled with Greenlane's downstream focus and Greenlane owned brands enable significant growth opportunities and ability to deliver additional value to customers

### SYNERGIES ACCELERATE PROFITABILITY

- Estimated $15-$20 million of pre-tax annual run-rate cost synergies achievable within 24 months
- Expanded opportunity for revenue synergies through cross-selling of highly complementary offering of brands, products & services

### EXPERIENCED INDUSTRY LEADERS

- Combined company leadership team has 26 years of operating history in the ancillary cannabis industry
- The Greenlane team is 275+ employees strong

# 26 YEARS OF INDUSTRY EXPERIENCE


DEC 2005
GREENLANE FOUNDED
2007
ESTABLISHED VAPEWORLD.COM
2013
EXPANSION INTO CANADA
FEB 2018
FORMED VIBES JOINT VENTURE
VIBES
2018
ACQUIRED VAPORNATION.COM
VaporNation.com
JAN 2019
ACQUISITION OF POLLEN GEAR
pollen gear
APR 2019
COMPLETED $110M NASDAQ IPO
SEP 2019
EXPANSION INTO EUROPE WITH CONSCIOUS WHOLESALE
SEP 2021
COMPLETED MERGER
greenlane
KUSHCO HOLDINGS
DEC 2010
KUSHCO FOUNDED
JAN 2016
COMMENCED TRADING ON THE OTCQX UNDER THE SYMBOL "KSHB"
FEB 2017
ENTERED VAPE MARKET WITH ACQUISITION OF CMP WELLNESS
JAN 2018
BECAME AUTHORIZED CCELL PARTNER
MAR 2021
ANNOUNCED TRANSFORMATIVE MERGER
ACQUISITION OF EYCE
eyce

# A DISCIPLINED APPROACH TO VALUE-ENHANCING STRATEGIC ACQUISITIONS

AS THE INDUSTRY CONTINUES TO SEE CONSOLIDATION, GREENLANE REMAINS AT THE FOREFRONT WITH A STRONG BALANCE SHEET AND DISCIPLINED APPROACH TO ACQUISITIONS.

## ACQUISITION CRITERIA

- Margin Accretion
- Fortifies Global Position
- Additional Product Categories
- Market Share Growth & Enhanced Product Portfolio
- Disciplined Operators & Cultural Alignment

## COMPLETED ACQUISITIONS

| | VaporNation.com | pollen gear (A GREENLANE COMPANY) | ARI LOGISTICS (CONSCIOUS WHOLESALE) | eyce |
|---|---|---|---|---|
| DATE | February 2018 | January 2019 | October 2019 | March 2021 |
| DESCRIPTION | Next Largest Vapor & Accessory Wholesaler & E-Commerce Player | California-Based Designer of Child-Resistant Packaging & Storage Solutions | Leading European Wholesaler & Retailer of Consumption Accessories, Vaporizers & Other Premium Products | World's Leading Brand of Silicone Smoking Products |
| RATIONALE | Bolstered E-Commerce & Fulfillment Capabilities & Added 5th Distribution Center | Expanded Our Portfolio of Proprietary House Brands | Immediate Expansion Into European Market | Expanded Our Portfolio of Proprietary Owned Brands |
| FINANCIAL IMPACT | Increased Sales by Introducing Products from Our Existing Portfolio to Customers of VaporNation | Improved Margins by Vertically Integrating Our Supply & Packaging Segment | Increased B2B & B2C Sales & Accretive to Gross Margin | Immediately Accretive to Revenue & Earnings |

# GROWTH STRATEGY: 02

BUILD PROPRIETARY PORTFOLIO OF GREENLANE BRANDS & KEY BRAND PARTNERSHIPS


Rice
VIBES
Hemp
VIBES
LUXURY MEETS CANNABIS

As a global house of brands, we embody elite craftsmanship, technological innovation, and novel experiences.


DARE TO DREAM

With a 360-degree industry view and award-winning expertise, Greenlane drives innovation in the brand landscape.


SYMBIOTIC RELATIONSHIPS

Expand offering and develop strong representation in all product categories for our customer base.


VIBES
REWRITING THE RULES

Curate Greenlane Brands portfolio through a thoughtful methodology bolstering margin profile, customer loyalty, and differentiation.


GROWTH FOCUSED

Leverage unparalleled access to shelf space to quickly scale and drive margins.

# GROWTH STRATEGY: 03

CREATE ELEVATED OMNICHANNEL EXPERIENCES ACROSS OUR BRANDS


+110%
E-COMMERCE SALES
2019 TO 2020
THROUGH 2021 & HEADING INTO 2022, MOMENTUM HAS CONTINUED WITH STRONG DEMAND FOR B2C



**E-COMMERCE:** With **Vapor.com**, we drive critical mass with users to rationalize a unique, offline marketing strategy to reach cannabis consumers. Poised to become the leading e-commerce destination for cannabis connoisseurs in the United States, Canada, Europe, and beyond.

**RETAIL:** Through our **Higher Standards** retail locations we can keep a pulse on the market and customers, informing our strategy for the most effective store merchandising. Groundbreaking stores in both New York City's Chelsea Market, Malibu, California & Barcelona, Spain through our partnership with Cookies.

# GROWTH STRATEGY: 04

IMPROVE & EXPAND GLOBAL PLATFORM

NEW LEADERSHIP WITHIN THE INTERNATIONAL BUSINESS SEGMENTS

UPGRADE GLOBAL PLATFORM FOR BEST-IN-CLASS DIGITAL CUSTOMER EXPERIENCES

GREENLANE IS THE AMBASSADOR OF "AMERICAN CANNABIS CULTURE" IN EUROPE

# STRONG TRACK RECORD[1]

**$133.0M**

RECORD CORE BUSINESS REVENUE (non-nicotine)[1]

**45%**

YOY REVENUE GROWTH FOR GREENLANE BRAND PRODUCTS[2]

**720 bps**

YOY ADJUSTED GROSS MARGIN[2] IMPROVEMENT

1. Trailing 12 months ending June 30, 2021
2. Trailing 12 months ending June 30, 2021, in comparison to trailing 12 months ending June 30, 2020

# FINANCIAL HIGHLIGHTS

| $ IN MILLIONS<br>UNLESS OTHERWISE NOTED | Q2 2021 | Q2 2020 | FY 2020 | FY 2019 |
|---|---|---|---|---|
| NET SALES | $34.7 | $32.4 | $138.3 | $185.0 |
| SALES OF GREENLANE BRANDS | $9.0 | $5.5 | $27.2 | $18.6 |
| GROSS PROFIT | $7.8 | $6.8 | $22.8 | $31.1 |
| GROSS MARGIN | 22.4% | 21.0% | 16.5% | 16.8% |
| G&A | $7.1 | $6.4 | $35.3 | $23.6 |
| ADJUSTED EBITDA | -$3.7 | -$4.3 | -$24.4 | -$13.4 |
| CASH | $11.6 | $30.4 | $30.4 | $47.8 |

# EXPERIENCED LEADERSHIP TEAM



**NICK KOVACEVICH** CHIEF EXECUTIVE OFFICER

Directs and oversees day-to-day operations, execution of all business relations, strategy and vision of Greenlane, track record of launching various profitable companies, including KushCo Holdings



**AARON LOCASCIO** PRESIDENT

Co-founded and significantly scaled Greenlane before taking the company public in 2019, strong entrepreneurial background in vaporizer products



**BILL MOTE** CHIEF FINANCIAL OFFICER

25+ years of experience, including CFO experience at Basic Fun, Summer Infant (Nasdaq:SUMR) and the Poarch Band of Creek Indians, among other senior finance roles



**RODRIGO DE OLIVEIRA** CHIEF OPERATING OFFICER

20+ years of supply chain experience with Oakley, GE, Brightstar, Nike and KushCo Holdings



**ADAM SCHOENFELD** CHIEF STRATEGY OFFICER

Co-founded Greenlane, played integral role in the adoption and success of numerous vaporizer brands, now household names



**RHIANA BARR** CHIEF PEOPLE OFFICER

15+ years of experience in HR with Cetera Financial Group, Clearwater Paper and Nestle USA



**DOUG FISCHER** GENERAL COUNSEL

Corporate, regulatory and litigation attorney with experience as Chief Legal Officer of National Association of Cannabis Businesses and at Cadwalader, Wickersham & Taft LLP

# INVESTMENT HIGHLIGHTS

## HISTORY, TRACK RECORD, & BRAND

- 15-year operating history with strong customer relationships with nearly every major U.S. & Canadian cannabis operator
- Greenlane brand widely recognized as the trusted provider of ancillary products & services to industry leaders & consolidators available in over 8,000 global locations

## LONG TERM RELATIONSHIPS WITH INDUSTRY LEADERS

- Deep U.S. MSO and Canadian LP customer relationships combined with Greenlane owned brands drive significant value for customers
- Customer concentration focused on engaging top operators as measured by track record, scale, and vertically integrated operations, and continued emphasis on deepening existing customer relationships to unlock additional opportunities across supply chain

## LEADING POSITION IN HIGH GROWTH CATEGORIES

- Global house of brands and industry leader in premium cannabis accessories, child-resistant and fully customizable packaging, and specialty vaporization products with
- Strong innovation pipeline, including 200+ articles of IP issued or pending, and competitive niche in solvents and natural products essential to production of concentrates

## STRONG & VERSATILE LEADERSHIP

- Experienced leadership team brings together more than 26 years of combined cannabis operations history
- Management comprised of veterans in operational execution at scale for major global brands including HP, Nike, and GE

## STRATEGIC POSITION SUPPORTS CONTINUED GROWTH

- Healthy balance sheet and strategic access to the public markets through Nasdaq listing provides continued access to capital and institutional investment
- Strong track record of executing M&A strategy to support further development of the Greenlane platform with developing pipeline of global opportunities



# SHARES OVERVIEW

| | |
|---|---|
| TICKER | NASDAQ: GNLN |
| RECENT PRICE (AS OF 9/9/21) | $2.55 |
| MARKET CAP (AS OF 9/9/21) | $259 Million |
| ENTERPRISE VALUE (AS OF 9/9/21) | $299 Million |
| SHARES OUTSTANDING[1] | 97.6 Million Shares |
| PUBLIC FLOAT[3] | 71.8 Million Class A Shares |
| 2020 REVENUE | $138.3 Million |


The Greenlane Ecosystem

1) See Appendix for Details
2) Includes Shares Sold to IPO Investors & Converted Shares From Convertible Note

# HISTORICAL INCOME STATEMENT

**GREENLANE HOLDINGS, INC.**
**CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS**
**(Unaudited)**
**(in thousands, except per share amounts)**

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| | 2021 | 2020 | 2021 | 2020 |
| Net sales | $ 34,715 | $ 32,400 | $ 68,724 | $ 66,268 |
| Cost of sales | 26,944 | 25,583 | 53,640 | 52,122 |
| Gross profit | 7,771 | 6,817 | 15,084 | 14,146 |
| Operating expenses: | | | | |
| Salaries, benefits and payroll taxes | 5,596 | 6,121 | 11,966 | 12,735 |
| General and administrative | 7,116 | 6,426 | 15,455 | 15,085 |
| Goodwill impairment charge | — | — | — | 8,996 |
| Depreciation and amortization | 642 | 650 | 1,186 | 1,360 |
| Total operating expenses | 13,354 | 13,197 | 28,607 | 38,176 |
| Loss from operations | (5,583) | (6,380) | (13,523) | (24,030) |
| Other (expense) income, net: | | | | |
| Interest expense | (133) | (110) | (249) | (220) |
| Other (expense) income, net | (120) | 186 | 204 | 1,126 |
| Total other (expense) income, net | (253) | 76 | (45) | 906 |
| Loss before income taxes | (5,836) | (6,304) | (13,568) | (23,124) |
| Provision for (benefit from) income taxes | 4 | 8 | (14) | (73) |
| Net loss | (5,840) | (6,312) | (13,554) | (23,051) |
| Less: Net loss attributable to non-controlling interest | (2,797) | (4,261) | (6,255) | (16,539) |
| Net loss attributable to Greenlane Holdings, Inc. | $ (3,043) | $ (2,051) | $ (7,299) | $ (6,512) |
| Net loss attributable to Class A common stock per share - basic and diluted (Note 9) | $ (0.16) | $ (0.18) | $ (0.45) | $ (0.60) |
| Weighted-average shares of Class A common stock outstanding - basic and diluted (Note 9) | 18,837 | 11,380 | 16,095 | 10,921 |
| Other comprehensive income (loss): | | | | |
| Foreign currency translation adjustments | 243 | 471 | 88 | (156) |
| Unrealized gain (loss) on derivative instrument | — | (66) | 204 | (559) |
| Comprehensive loss | (5,597) | (5,907) | (13,262) | (23,766) |
| Less: Comprehensive loss attributable to non-controlling interest | (2,650) | (3,955) | (6,077) | (17,086) |
| Comprehensive loss attributable to Greenlane Holdings, Inc. | $ (2,947) | $ (1,952) | $ (7,185) | $ (6,680) |

1) We monitor our Adjusted EBITDA, which is defined as net (loss) income before interest expense, income tax expense, depreciation and amortization expense, equity-based compensation expense, other income, net, and non recurring expenses primarily related to our transition to being a public company. These non-recurring expenses, which are reported within general and administrative expenses in our consolidated statements of operations, represent fees and expenses primarily attributable to consulting fees and incremental audit and legal fees. Adjusted EBITDA is a non-GAAP performance measure that we believe assists investors and analysts as a supplemental measure to evaluate our overall operating performance and how well we are executing our business strategies. We believe that the inclusion of certain adjustments in presenting Adjusted EBITDA is appropriate to provide additional information to investors because adjusted EBITDA excludes certain items that we believe are not indicative of our core operating performance and that are not excluded in the calculation of net income.

# ADJUSTED EBITDA RECONCILIATION

THE RECONCILIATION OF OUR NET LOSS TO ADJUSTED EBITDA
FOR EACH OF THE PERIODS INDICATED IS AS FOLLOWS:

| | Three Months Ended June 30, | | Six Months Ended June 30, | |
|---|---|---|---|---|
| *(in thousands)* | 2021 | 2020 | 2021 | 2020 |
| **Net loss (income)** | **$ (5,840)** | **$ (6,312)** | **$ (13,554)** | **$ (23,051)** |
| EU VAT indemnification allowance adjustment [1] | (1,071) | — | $ (1,692) | $ — |
| Other (expense) income, net [2] | (253) | (186) | $ (577) | $ (1,126) |
| Provision for (benefit from) income taxes | 4 | 8 | $ (14) | $ (73) |
| Interest expense | 133 | 110 | $ 249 | $ 220 |
| System implementation and website-development expenses [3] | 723 | 44 | $ 1,024 | $ 108 |
| Restructuring expenses [4] | — | 256 | $ 247 | $ 364 |
| Equity-based compensation expense | 421 | 891 | $ 950 | $ 1,161 |
| Depreciation and amortization | 642 | 650 | $ 1,186 | $ 1,360 |
| Legal and professional fees related to M&A transactions [5] | 1,548 | — | $ 3,287 | $ 903 |
| One-time early termination fee on operating lease in connection with moving to a centralized distribution center model | — | 262 | $ — | $ 262 |
| Goodwill impairment charge [6] | — | — | — | $ 8,996 |
| **Adjusted EBITDA** | **$ (3,693)** | **$ (4,277)** | **$ (8,894)** | **$ (10,876)** |

Note: US$ in thousands.
1) Adjustment to reserve allowance for indemnification receivable from ARI's sellers primarily due to decrease of outstanding payable resulting from lower-than-expected interest and penalties.
2) Includes rental and interest income and other miscellaneous income.
3) Includes non-recurring expenses related to multiple software implementations, including the ERP implementation; along with non-recurring website development expenses.
4) Severance related to European reduction in force and one-time termination fee for Visalia lease.
5) Non-recurring M&A legal and other professional services costs relating to the KushCo merger.
6) Impairment expense recognized on our United States reporting unit's goodwill.

# SHARE COUNT DETAIL

THE FOLLOWING TABLE SETS BOTH THE ECONOMIC & VOTING INTERESTS OF OUR COMMON STOCK HOLDERS AS OF JUNE 30, 2021:

| Class of Common Stock (ownership) | Total Shares [1] | Class A Shares (as converted) [2] | Economic Ownership in the Operating Company [3] | Voting Interest in Greenlane [4] | Economic Interest in Greenlane [5] |
|---|---|---|---|---|---|
| Class A | 16,942,808 | 16,942,808 | 39.6 % | 18.9 % | 100.0 % |
| Class B | 2,436,257 | 2,436,257 | 5.7 % | 2.7 % | — % |
| Class C | 70,301,343 | 23,433,781 | 54.7 % | 78.4 % | — % |
| **Total** | 89,680,408 | 42,812,846 | 100.0 % | 100.0 % | 100.0 % |

[1] Represents the total number of outstanding shares for each class of common stock as of June 30, 2021.
[2] Represents the number of shares of Class A common stock that would be outstanding assuming the exchange of all outstanding shares of Class B common stock and Class C common stock upon redemption of all related Common Units. Shares of Class B common stock and Class C common stock, as the case may be, would be canceled, without consideration, on a one-to-one basis in the case of Class B common stock and a three-to-one basis in the case of Class C common stock, pursuant to the terms and subject to the conditions of the Operating Agreement.
[3] Represents the indirect economic interest in the Operating Company through the holders' ownership of common stock.
[4] Represents the aggregate voting interest in us through the holders' ownership of common stock. Each share of Class A common stock, Class B common stock and Class C common stock entitles its holder to one vote per share on all matters submitted to a vote of our stockholders.
[5] Represents the aggregate economic interest in us through the holders' ownership of Class A common stock.

# BOARD OF DIRECTORS



**DONALD HUNTER**
INDEPENDENT DIRECTOR
Member of the Audit Committee, Member of the Compensation Committee



**DALLAS IMBIMBO**
INDEPENDENT DIRECTOR
Chair of the Nominating & Corporate Governance Committee



**RICHARD TANEY**
INDEPENDENT DIRECTOR
Member of the Audit Committee, Chair of the Compensation Committee, Member of the Nominating & Corporate Governance Committee



**JEFF UTTZ**
INDEPENDENT DIRECTOR
Chair of the Audit Committee, Member of the Compensation Committee, Member of the Nominating & Corporate Governance Committee



**NICK KOVACEVICH**
DIRECTOR



**AARON LOCASCIO**
DIRECTOR



**ADAM SCHOENFELD**
DIRECTOR

# THANK YOU!

INVESTOR CONTACT: NAJIM MOSTAMAND, CFA
INVESTOR RELATIONS IR@GREENLANE.COM